SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                       ------------------



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of report (Date of earliest event reported): January 8, 1999



                            SWANK, INC.

        (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1 -5354                  04-1886990
(State or Other      (Commission File Number)      (I.R.S. Employer
 Jurisdiction of                                    Identification No.)
 Incorporation)



           6 Hazel Street
       Attleboro, Massachusetts                           02703
(Address of Principal Executive Offices)                 (Zip Code)


(Registrant's telephone number, including area code):  (508-222-3400)

Item 5.        Other Events.

          On January 11, 1999, Swank, Inc. (the "Company") issued a press release announcing, among other things, that the Company has formed a joint venture with Garnier & Garnier, S.A. of San Jose, Costa Rica and its wholly owned subsidiary, Manufacturera J.P. Nina, S.A., for the manufacture in Costa Rica of jewelry and belts for Swank. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.        Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit.

     Exhibit No.      Description

      99              Press Release of the Company dated January 11, 1999.

                           SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 1999                      SWANK, INC.


                                       \s\ Christopher F. Wolf
                                   By: _______________________
                                       Christopher F. Wolf
                                       Senior Vice President, Treasurer
                                       and Chief Financial Officer

                          EXHIBIT INDEX



Exhibit No.       Description

  99              Press Release of the Company dated January 11, 1999.